SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 23, 2007

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of Incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 28, 2007, Corinthian Colleges, Inc. (“Corinthian”) issued a press release announcing financial results for its fourth quarter and fiscal year ended June 30, 2007. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 23, 2007, David G. Moore notified Terry Hartshorn, Chairman of the Board of Directors (the “Board”) of Corinthian, that he has decided not to stand for re-election to the Board. Mr. Moore will retire from the Board effective November 15, 2007. A copy of Corinthian’s press release announcing that Mr. Moore has decided not to stand for re-election to the Board, issued August 28, 2007, is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

August 28, 2007	/s/ Stan A. Mortensen
Stan A. Mortensen
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release of Corinthian Colleges, Inc. issued August 28, 2007, announcing unaudited financial results

99.2	Text of press release of Corinthian Colleges, Inc. issued August 28, 2007, announcing David Moore’s decision not to stand for re-election to the Board of Directors